SUPPLEMENTAL OPERATING & FINANCIAL DATA Q2 2017 an S&P 500 company S&P High Yield Dividend Aristocrats® index member Exhibit 99.2

Table Of Contents 2 Q2 2017 Supplemental Operating & Financial Data This Supplemental Operating & Financial Data should be read in connection with the company's second quarter 2017 earnings press release (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on July 26, 2017) as certain disclosures, definitions, and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. Corporate Overview 3 Financial Summary Consolidated Statements Of Income 4 Funds From Operations (FFO) 5 Adjusted Funds From Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Composition 20 Same Store Rental Revenue 21 Leasing Data Occupancy 23 Leasing Activity 24 Expirations 25 Earnings Guidance 26 Analyst Coverage 27

Senior Management John P. Case, Chief Executive Officer Sumit Roy, President and Chief Operating Officer Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Neil M. Abraham, Executive VP, Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Positive Outlook Moody's Baa1 Positive Outlook Fitch BBB+ Stable Outlook Dividend Information as of July 2017 Current annualized dividend of $2.538 per share Compound average annual dividend growth rate of approximately 4.7% 565 consecutive monthly dividends declared 79 consecutive quarterly dividend increases Corporate Headquarters 11995 El Camino Real San Diego, California 92130 Phone: (858) 284-5000 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareowner Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is an S&P 500 company dedicated to providing stockholders with dependable monthly dividends that increase over time. The monthly dividends are supported by the cash flow generated from real estate owned under long-term, net lease agreements with regional and national commercial tenants. The company has in-house acquisition, portfolio management, asset management, real estate research, credit research, legal, finance and accounting, information technology, and capital markets capabilities. Over the past 48 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At June 30, 2017, we owned a diversified portfolio of 5,028 properties located in 49 states and Puerto Rico, with over 85 million square feet of leasable space. Our properties are leased to 250 different commercial tenants doing business in 47 separate industries. Approximately 80% of our quarterly rental revenues were generated from retail properties, 13% from industrial properties, and the remaining 7% were from other property types. Our physical occupancy rate as of June 30, 2017 was 98.5%, with a weighted average remaining lease term of 9.6 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" Corporate Overview 3 Q2 2017 Supplemental Operating & Financial Data June 30, 2017 Closing price $ 55.18 Shares and units outstanding 274,470,189 Market value of common equity $ 15,145,265,000 Total market capitalization $ 21,161,758,000

Consolidated Statements Of Income (dollars in thousands, except per share amounts) 4 Q2 2017 Supplemental Operating & Financial Data (unaudited) (unaudited) Three months ended Six months ended June 30, June 30, 2017 2016 2017 2016 REVENUE Rental $ 288,049 $ 260,056 $ 573,870 $ 516,857 Tenant reimbursements 11,756 11,112 22,985 20,217 Other 365 (129) 1,340 1,081 Total revenue 300,170 271,039 598,195 538,155 EXPENSES Depreciation and amortization 123,089 110,342 244,186 218,275 Interest 63,679 57,409 122,985 118,088 General and administrative 15,781 13,985 29,346 26,304 Property (including reimbursable) 16,486 14,671 35,561 29,776 Income taxes 441 953 1,488 1,917 Provisions for impairment 2,274 6,269 7,706 8,192 Total expenses 221,750 203,629 441,272 402,552 Gain on sales of real estate 2,839 8,658 13,371 10,948 Net income 81,259 76,068 170,294 146,551 Net income attributable to noncontrolling (123) (253) (288) (493) interests Net income attributable to the Company 81,136 75,815 170,006 146,058 Preferred stock dividends - (6,770) (3,911) (13,540) Excess of redemption value over carrying value of preferred shares subject to redemption - - (13,373) - Net income available to common stockholders $ 81,136 $ 69,045 $ 152,722 $ 132,518 Net income available to common stockholders per common share: Basic and diluted $ 0.30 $ 0.27 $ 0.57 $ 0.53

Funds From Operations (FFO) (dollars in thousands, except per share amounts) 5 Q2 2017 Supplemental Operating & Financial Data The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted FFO per share computations. We define FFO, a non-GAAP measure, consistent with the National Association of Real Estate Investment Trusts’ (NAREIT’s) definition, as net income available to common stockholders, plus depreciation and amortization of real estate assets, plus impairments of real estate assets, and reduced by gains on property sales. Presentation of the information regarding FFO and AFFO (described on page 6) is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and AFFO in the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to reviewing our cash flows from operating, investing, and financing activities. In addition, FFO and AFFO should not be considered as measures of liquidity, of our ability to make cash distributions, or of our ability to pay interest payments. Three months ended Six months ended June 30, June 30, 2017 2016 2017 2016 Net income available to common stockholders $ 81,136 $ 69,045 $ 152,722 $ 132,518 Depreciation and amortization 123,089 110,342 244,186 218,275 Depreciation of furniture, fixtures and equipment (150) (195) (307) (388) Provisions for impairment 2,274 6,269 7,706 8,192 Gain on sales of real estate (2,839) (8,658) (13,371) (10,948) FFO adjustments allocable to noncontrolling interests (238) (155) (453) (373) FFO available to common stockholders $ 203,272 $ 176,648 $ 390,483 $ 347,276 FFO per common share, basic and diluted $ 0.75 $ 0.70 1.46 1.38 Distributions paid to common stockholders $ 172,874 $ 151,236 $ 335,380 $ 298,581 FFO available to common stockholders in excess of distributions paid to common stockholders $ 30,398 $ 25,412 $ 55,103 $ 48,695 Weighted average number of common shares used for FFO per share computations: Basic 272,588,332 253,375,546 268,024,691 251,792,989 Diluted 273,187,669 254,254,243 255,569,855 252,073,685

Adjusted Funds From Operations (AFFO) (dollars in thousands, except per share amounts) 6 Q2 2017 Supplemental Operating & Financial Data The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted AFFO per share computations. We define AFFO as FFO adjusted for unique revenue and expense items, which the company believes are not as pertinent to the measurement of the company’s ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution). Three months ended Six months ended June 30, June 30, 2017 2016 2017 2016 Net income available to common stockholders $ 81,136 $ 69,045 $ 152,722 $ 132,518 Cumulative adjustments to calculate FFO (1) 122,136 107,603 237,761 214,758 FFO available to common stockholders 203,272 176,648 390,483 347,276 Excess of redemption value over carrying value of Class F preferred share redemption - - 13,373 - Amortization of share-based compensation 4,462 3,947 7,215 6,552 Amortization of deferred financing costs 1,317 1,299 2,804 2,598 Amortization of net mortgage premiums (609) (754) (1,240) (1,855) Loss (Gain) on interest rate swaps 470 2,109 (859) 7,886 Leasing costs and commissions (349) (86) (759) (277) Recurring capital expenditures (24) (174) (365) (246) Straight-line rent (4,271) (4,323) (7,554) (9,474) Amortization of above and below-market leases 4,049 2,143 6,481 4,195 Other adjustments 71 67 144 138 AFFO available to common stockholders $ 208,388 $ 180,876 $ 409,723 $ 356,793 AFFO per common share, basic and diluted $ 0.76 $ 0.71 1.53 1.42 Distributions paid to common stockholders $ 172,874 $ 151,236 $ 335,380 $ 298,581 AFFO available to common stockholders in excess of distributions paid to common stockholders $ 35,514 $ 29,640 $ 74,343 $ 58,212 Weighted average number of common shares used for AFFO per share computations: Basic 272,588,332 253,375,546 268,024,691 251,792,989 Diluted 273,187,669 253,937,221 268,658,037 252,378,957 (1) See reconciling items for FFO presented under "Funds from Operations (FFO).”

Consolidated Balance Sheets (dollars in thousands , except per share amounts) 7 Q2 2017 Supplemental Operating & Financial Data June 30, 2017 December 31, 2016 ASSETS (unaudited) Real estate, at cost: Land $ 3,916,218 $ 3,752,204 Buildings and improvements 10,446,765 10,112,212 Total real estate, at cost 14,362,983 13,864,416 Less accumulated depreciation and amortization (2,168,248) (1,987,200) Net real estate held for investment 12,194,735 11,877,216 Real estate held for sale, net 12,463 26,575 Net real estate 12,207,198 11,903,791 Cash and cash equivalents 10,945 9,420 Accounts receivable, net 107,147 104,584 Acquired lease intangible assets, net 1,180,182 1,082,320 Goodwill 15,001 15,067 Other assets, net 53,643 37,689 Total assets $ 13,574,116 $ 13,152,871 LIABILITIES AND EQUITY Distributions payable $ 58,284 $ 55,235 Accounts payable and accrued expenses 115,595 121,156 Acquired lease intangible liabilities, net 266,365 264,206 Other liabilities 124,772 85,616 Line of credit payable 648,000 1,120,000 Term loans, net 319,273 319,127 Mortgages payable, net 378,352 466,045 Notes payable, net 4,642,423 3,934,433 Total liabilities $ 6,553,064 $ 6,365,818 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized, no shares issued and outstanding $ - $ 395,378 as of June 30, 2017 and 16,350,000 issued and outstanding as of December 31, 2016, liquidation preference $25.00 per share Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 274,064,985 shares issued and outstanding as of June 30, 2017 and 260,168,259 shares issued and outstanding as of December 31, 2016 9,046,533 8,228,594 Distributions in excess of net income (2,045,127) (1,857,168) Total stockholders' equity 7,001,406 6,766,804 Noncontrolling interests 19,646 20,249 Total equity 7,021,052 6,787,053 Total liabilities and equity $ 13,574,116 $ 13,152,871

Debt Summary (dollars in thousands) 8 Q2 2017 Supplemental Operating & Financial Data Principal Interest Weighted Balance as of Rate as of Average Years Maturity Date June 30, 2017 % of Debt June 30, 2017 until Maturity Credit Facility Credit Facility (1) June 30, 2019 $ 648,000 10.8% 2.12% 2.0 years Unsecured Term Loans Term Loan - Tau (2) January 21, 2018 70,000 1.2% 2.25% 0.6 years Term Loan - Realty Income (3) June 30, 2020 250,000 4.2% 2.18% 3.0 years Principal amount 320,000 5.4% 2.19% 2.5 years Deferred financing costs (727) Carrying value 319,273 Senior Unsecured Notes and Bonds 5.375% Notes due 2017 September 15, 2017 175,000 2.9% 5.38% 2.000% Notes due 2018 January 31, 2018 350,000 5.8% 2.00% 6.750% Notes due 2019 August 15, 2019 550,000 9.1% 6.75% 5.750% Notes due 2021 January 15, 2021 250,000 4.2% 5.75% 3.250% Notes due 2022 October 15, 2022 450,000 7.4% 3.25% 4.650% Notes due 2023 August 1, 2023 750,000 12.4% 4.65% 3.875% Notes due 2024 July 15, 2024 350,000 5.8% 3.88% 4.125% Notes due 2026 October 15, 2026 650,000 10.8% 4.13% 3.000% Notes due 2027 January 15, 2027 600,000 10.0% 3.00% 5.875% Bonds due 2035 March 15, 2035 250,000 4.2% 5.88% 4.650% Notes due 2047 March 15, 2047 300,000 5.0% 4.65% Principal amount 4,675,000 77.6% 4.37% 7.9 years Unamortized discounts and deferred financing costs (32,577) Carrying value 4,642,423 Mortgages Payable 31 mortgages on 72 properties July 2017 - June 2032 373,493 (4) 6.2% 5.08% 4.1 years Unamortized premiums and deferred financing costs 4,859 Carrying value 378,352 TOTAL DEBT $ 6,016,493 (5) 4.06% 6.7 years Fixed Rate $ 5,345,902 89% Variable Rate $ 670,591 11% (1) We have a $2.0 billion unsecured acquisition credit facility with an initial term that expires in June 2019. It includes, at our election, two six-month extension options, at a cost of 0.075% of the facility commitment, or $1.5 million per option. The credit facility also has a $1.0 billion expansion option. As of June 30, 2017, approximately $1.35 billion was available on the credit facility. (2) Borrowing under the term loan bears interest at the current one month LIBOR, plus 1.20%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%. (3) Borrowing under the term loan bears interest at the current one month LIBOR, plus 0.95%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.67%. (4) The mortgages payable are at fixed interest rates, except for mortgages totaling $22.6 million as of June 30, 2017. (5) Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, as well as non-cash unamortized premiums recorded on the mortgages payable, and deferred financing costs on the term loans, notes and bonds, and mortgages payable.

Debt Maturities (dollars in millions) 9 Q2 2017 Supplemental Operating & Financial Data Debt Maturities Year of Credit Term Mortgages Senior Unsecured Weighted Average Maturity Facility Loan Payable Notes and Bonds Total Interest Rate (1) 2017 $ - $ - $ 38.3 $ 175.0 $ 213.3 5.61% 2018 - 70.0 21.9 350.0 441.9 2.18% 2019 648.0 - 20.7 550.0 1,218.7 6.63% 2020 - 250.0 82.4 - 332.4 2.87% 2021 - - 66.9 250.0 316.9 5.67% Thereafter - - 143.3 3,350.0 3,493.3 4.11% Totals $ 648.0 $ 320.0 $ 373.5 $ 4,675.0 $ 6,016.5 Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Weighted Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2017 $ - $ - $ 37.0 $ 1.3 $ 38.3 6.67% 2018 1.3 12.1 1.2 7.3 21.9 4.92% 2019 1.3 1.2 17.0 1.2 20.7 3.56% 2020 1.2 1.2 12.6 67.4 82.4 4.98% 2021 18.2 17.7 30.7 0.3 66.9 5.37% Thereafter - - - - 143.3 4.81% Totals $ 22.0 $ 32.2 $ 98.5 $ 77.5 $ 373.5 (1) Weighted average interest rate for 2019 excludes the credit facility.

Capital Structure as of June 30, 2017 Capitalization & Financial Ratios (dollars in thousands , except per share amounts) 10 Q2 2017 Supplemental Operating & Financial Data Liquidity as of June 30, 2017 Cash on Hand $ 10,945 Availability under Credit Facility 1,352,000 $ 1,362,945 Capitalization as of June 30, 2017 Principal Debt Balance Credit Facility $ 648,000 Unsecured Term Loans 320,000 Senior Unsecured Notes and Bonds 4,675,000 Mortgages Payable 373,493 Total Debt $ 6,016,493 Equity Shares / Units Stock Price Market Value Common Stock (NYSE: O) 274,064,985 $ 55.18 $ 15,122,906 Common Units (1) 405,204 $ 55.18 22,359 Total Equity $ 15,145,265 Total Market Capitalization (2) $ 21,161,758 Debt/Total Market Capitalization (2) 28.4% (1) Common units are exchangeable into cash or common stock at our option at a conversion ratio of 1:1, subject to certain exceptions. (2) Our enterprise value was $21,150,813 (total market capitalization less cash on hand). The percentage for debt to enterprise value is materially consistent with that presented for total market capitalization. Dividend Data Year-over-Year YTD 2017 YTD 2016 Growth Rate Common Dividend Paid per Share $ 1.257 $ 1.185 6.1% AFFO per Share (diluted) $ 1.53 $ 1.42 7.7% AFFO Payout Ratio 82.2% 83.5% Debt 28.4% Common Stock 71.6%

Debt Service Coverage (2) Fixed Charge Coverage (3) Adjusted EBITDA & Coverage Ratios (dollars in thousands) 11 Q2 2017 Supplemental Operating & Financial Data Reconciliation of Net Income to Adjusted EBITDA (1) Three months ended June 30, 2017 Net income $ 81,259 Interest 63,679 Income taxes 441 Depreciation and amortization 123,089 Impairment loss 2,274 Gain on sales of real estate (2,839) Quarterly Adjusted EBITDA $ 267,903 Annualized Adjusted EBITDA $ 1,071,612 Debt/Adjusted EBITDA 5.6 (1) Adjusted EBITDA, a non-GAAP measure, means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, and (v) gain on sales. Our adjusted EBITDA may not be comparable to adjusted EBITDA reported by other companies that interpret the definitions of adjusted EBITDA differently than we do. Management believes adjusted EBITDA to be a meaningful measure of a REIT’s performance because it is widely followed by industry analysts, lenders and investors. Management also believes the use of an annualized quarterly adjusted EBITDA metric is meaningful because it represents the Company’s current earnings run rate for the period presented. The ratio of our total debt to our annualized quarterly adjusted EBITDA is also used to determine vesting of performance share awards granted to our executive officers. Adjusted EBITDA should be considered along with, but not as an alternative to, net income as a measure of our operating performance. Our ratio of debt to adjusted EBITDA, which is used by management as a measure of leverage, is calculated by annualizing quarterly adjusted EBITDA and then dividing by our total debt per the consolidated balance sheet. (2) Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage. (3) Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (which is calculated on page 12), except that preferred stock dividends are also added to the denominator. Since we redeemed our Class F preferred stock in April 2017, our fixed charge coverage is equivalent to our debt service coverage for the first and second quarters of 2017. 4.7 5.0 4.8 4.1 4.4 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 4.2 4.4 4.2 4.1 4.4 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017

Debt Covenants 12 Q2 2017 Supplemental Operating & Financial Data As of June 30, 2017 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior unsecured notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt < 60% of adjusted undepreciated assets 41.5% Limitation on incurrence of secured debt < 40% of adjusted undepreciated assets 2.7% Debt service and fixed charge coverage (trailing 12 months) (1) > 1.5 x 4.4x Maintenance of total unencumbered assets > 150% of unsecured debt 244.6% (1) Our debt service coverage ratio is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on July 1, 2016, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of July 1, 2016, nor does it purport to reflect our debt service coverage ratio for any future period. Our fixed charge coverage is calculated in exactly the same manner as our debt service coverage, except that preferred stock dividends are also added to the denominator; since we redeemed our Class F preferred dividends in April 2017, our fixed charge coverage ratio is equivalent to our debt service coverage.

First Quarter 2017 Number of Properties Investment Cash Rents Leasable Square Feet Cash Capitalization Rate (1) Weighted Average Lease Term (Years) New Property Acquisitions (2) 51 $ 365,754 $ 22,190 1,026,428 6.1% 16.5 Properties under Development (3) 9 4,982 382 435,298 7.7% 11.3 Total Real Estate Investments 60 $ 370,736 $ 22,572 1,461,726 6.1% 16.4 Approximately 68% of the annualized revenue generated by these investments is from investment grade tenants (4) (1) Cash capitalization rates are computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income). (2) The new property acquisitions were completed through 11 independent transactions during the first quarter of 2017 and 26 independent transactions during the second quarter of 2017, respectively. (3) Includes investments during the period in new development and development of existing properties. Cash rents noted reflect total cash rents to be received on this investment amount upon completion of the properties under development. (4) Refer to footnote 2 on page 16 for our definition of investment grade tenants. Investment Summary (dollars in thousands) 13 Q2 2017 Supplemental Operating & Financial Data Second Quarter 2017 Number of Properties Investment Cash Rents Leasable Square Feet Cash Capitalization Rate (1) Weighted Average Lease Term (Years) New Property Acquisitions (2) 63 $ 316,250 $ 20,714 1,776,722 6.5% 13.1 Properties under Development (3) 10 4,953 398 155,312 8.0% 10.7 Total Real Estate Investments 73 $ 321,203 $ 21,112 1,932,034 6.6% 13.0 Approximately 33% of the annualized revenue generated by these investments is from investment grade tenants (4) Year-to-Date 2017 Number of Properties Investment Cash Rents Leasable Square Feet Cash Capitalization Rate (1) Weighted Average Lease Term (Years) New Property Acquisitions (2) 114 $ 682,004 $ 42,904 2,803,150 6.3% 14.8 Properties under Development (3) 12 9,935 780 590,610 7.9% 11.0 Total Real Estate Investments 126 $ 691,939 $ 43,684 3,393,760 6.3% 14.8 Approximately 51% of the annualized revenue generated by these investments is from investment grade tenants (4)

First Quarter 2017 Number of Properties Original Investment Net Book Value Net Proceeds Cash Capitalization Rate (1) Occupied 2 $ 12,004 $ 9,264 $ 14,831 8.3% Vacant 12 18,718 11,329 16,401 - Total Real Estate Dispositions 14 $ 30,722 $ 20,593 $ 31,232 The unlevered internal rate of return on properties sold during the first quarter was 9.8% Disposition Summary (dollars in thousands) 14 Q2 2017 Supplemental Operating & Financial Data (1) Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by Realty Income). (2) Data excludes properties sold as a result of eminent domain activities. During the second quarter of 2017 we were awarded net proceeds of $475,000 related to one eminent domain transaction. Second Quarter 2017 Number of Properties Original Investment Net Book Value Net Proceeds (2) Cash Capitalization Rate (1) Occupied 2 $ 3,419 $ 2,805 $ 4,015 6.6% Vacant 12 16,047 6,719 8,284 - Total Real Estate Dispositions 14 $ 19,466 $ 9,524 $ 12,299 The unlevered internal rate of return on properties sold during the second quarter was 9.5% Year-to-Date 2017 Number of Properties Original Investment Net Book Value Net Proceeds (2) Cash Capitalization Rate (1) Occupied 4 $ 15,423 $ 12,069 $ 18,846 7.9% Vacant 24 34,765 18,048 24,685 - Total Real Estate Dispositions 28 $ 50,188 $ 30,117 $ 43,531 The unlevered internal rate of return on properties sold during the first six months was 9.7%

(1) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (2) Estimated rental revenue commencement dates on properties under development are between July 2017 and March 2018. Development Pipeline (dollars in thousands) 15 Q2 2017 Supplemental Operating & Financial Data Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New development (1) 1 $ 3,630 $ 7,377 $ 11,007 100% Development of existing properties 2 1,705 2,296 4,001 100% 3 $ 5,335 $ 9,673 $ 15,008 Non-Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New development (1) 1 $ - $ 51,583 $ 51,583 100% Development of existing properties 2 17,174 3,071 20,245 100% 3 $ 17,174 $ 54,654 $ 71,828 Total Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New development (1) 2 $ 3,630 $ 58,960 $ 62,590 100% Development of existing properties 4 18,879 5,367 24,246 100% 6 $ 22,509 $ 64,327 $ 86,836

Top 20 Tenants Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at June 30, 2017 include the following: Investment Grade Tenants (2) : Number of Properties 2,135 Percentage of Annualized Rents 46% Percentage of Leases with Rental Increases, Based on Revenue 71% Weighted Average EBITDAR/Rent Ratio on Retail Properties 2.8x (1) Median EBITDAR/Rent Ratio on Retail Properties 2.7x (1) (1) Based on the analysis of the most recently provided information from retail tenants that provide such information. We do not independently verify the information we receive from our retail tenants. (2) We define investment grade tenants as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). 46% of our annualized rental revenue is generated from properties leased to investment grade tenants, including approximately 10% from properties leased to subsidiaries of investment grade companies. Refer to page 20 for investment grade composition by property type. Tenant Diversification 16 Q2 2017 Supplemental Operating & Financial Data Tenant Number of Properties % of Revenue Investment Grade Ratings (Moody’s/S&P/Fitch) Walgreens 203 6.7 % Baa2/ BBB/ BBB FedEx 43 5.3 % Baa2/ BBB/ - LA Fitness 52 4.1% - Dollar General 525 4.0 % Baa2/ BBB/ - Dollar Tree / Family Dollar 456 3.6% - AMC Theatres 24 2.8% - Circle K (Couche-Tard) 298 2.6 % Baa2/ BBB/ - Walmart / Sam's Club 40 2.4 % Aa2/ AA/ AA Treasury Wine Estates 17 2.3% - BJ’s Wholesale Clubs 15 2.3% - CVS Pharmacy 70 1.9 % Baa1/ BBB+/ - Super America (Tesoro) 134 1.9 % Ba1/ BBB-/ BBB- GPM Investments / Fas Mart 216 1.8% - Regal Cinemas 22 1.8% - Rite Aid 69 1.8% - 7-Eleven 111 1.8 % Baa1/ AA-/ - Life Time Fitness 9 1.7% - TBC Corporation (Sumitomo) 158 1.6 % Baa1/ A-/ - Kroger 13 1.3 % Baa1/ BBB/ BBB NPC International 189 1.2% - 31% 49% 15% 5% Investment Grade, Retail Non-Investment Grade or Non-Rated, Retail Investment Grade, Non-Retail Non-Investment Grade or Non-Rated, Non-Retail

* Less than 0.1% Industry Diversification 17 Q2 2017 Supplemental Operating & Financial Data (1) Includes rental revenue for all properties owned at the end of each period presented, including revenue from properties reclassified as discontinued operations. Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2017 2016 2015 2014 2013 2012 Retail industries Apparel stores 1.7% 1.9% 2.0% 2.0% 1.9% 1.7 % Automotive collision services 0.9 1.0 1.0 0.8 0.8 1.1 Automotive parts 1.2 1.3 1.4 1.3 1.2 1.0 Automotive service 2.2 1.9 1.9 1.8 2.1 3.1 Automotive tire services 2.6 2.7 2.9 3.2 3.6 4.7 Book stores * * * * * 0.1 Child care 1.7 1.9 2.0 2.2 2.8 4.5 Consumer electronics 0.3 0.3 0.3 0.3 0.3 0.5 Convenience stores 9.4 8.7 9.2 10.1 11.2 16.3 Crafts and novelties 0.5 0.5 0.5 0.5 0.5 0.3 Dollar stores 7.9 8.6 8.9 9.6 6.2 2.2 Drug stores 11.0 11.2 10.6 9.5 8.1 3.5 Education 0.3 0.3 0.3 0.4 0.4 0.7 Entertainment 0.4 0.5 0.5 0.5 0.6 0.9 Equipment services * 0.1 0.1 0.1 0.1 0.1 Financial services 2.1 1.4 1.3 1.4 1.5 0.2 General merchandise 1.6 1.5 1.4 1.2 1.1 0.6 Grocery stores 4.7 3.1 3.0 3.0 2.9 3.7 Health and fitness 7.6 8.1 7.7 7.0 6.3 6.8 Health care 0.9 0.9 1.0 1.1 1.1 - Home furnishings 0.8 0.7 0.7 0.7 0.9 1.0 Home improvement 2.4 2.5 2.4 1.7 1.6 1.5 Jewelry 0.1 0.1 0.1 0.1 0.1 - Motor vehicle dealerships 2.0 1.9 1.6 1.6 1.6 2.1 Office supplies 0.3 0.3 0.3 0.4 0.5 0.8 Pet supplies and services 0.6 0.6 0.7 0.7 0.8 0.6 Restaurants - casual dining 3.7 3.9 3.8 4.3 5.1 7.3 Restaurants - quick service 5.0 4.9 4.2 3.7 4.4 5.9 Shoe stores 0.5 0.5 0.5 0.1 0.1 0.1 Sporting goods 1.6 1.6 1.8 1.6 1.7 2.5 Telecommunications * * - - - - Theaters 4.6 4.9 5.1 5.3 6.2 9.4 Transportation services 0.1 0.1 0.1 0.1 0.1 0.2 Wholesale clubs 3.3 3.6 3.8 4.1 3.9 3.2 Other * * * * 0.1 0.1 Retail industries 82.0% 81.5% 81.1% 80.4% 79.8% 86.7%

Industry Diversification (Cont’d) 18 Q2 2017 Supplemental Operating & Financial Data * Less than 0.1% (1) Includes rental revenue for all properties owned at the end of each period presented, including revenue from properties reclassified as discontinued operations. Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2017 2016 2015 2014 2013 2012 Non-retail industries Aerospace 0.9% 1.0% 1.1% 1.2% 1.2% 0.9 % Beverages 2.7 2.6 2.7 2.8 3.3 5.1 Consumer appliances 0.4 0.5 0.6 0.5 0.6 0.1 Consumer goods 0.9 0.9 0.9 0.9 1.0 0.1 Crafts and novelties * 0.1 0.1 0.1 0.1 - Diversified industrial 0.9 0.9 0.8 0.5 0.2 0.1 Electric utilities 0.1 0.1 0.1 0.1 * - Equipment services 0.4 0.5 0.4 0.5 0.4 0.3 Financial services 0.4 0.4 0.4 0.4 0.5 0.4 Food processing 1.0 1.1 1.2 1.4 1.5 1.3 General merchandise 0.3 0.3 0.3 0.3 - - Government services 1.0 1.1 1.2 1.3 1.4 0.1 Health care 0.6 0.6 0.7 0.7 0.8 * Home furnishings 0.1 0.1 0.2 0.2 0.2 - Insurance 0.1 0.1 0.1 0.1 0.1 * Machinery 0.1 0.1 0.1 0.2 0.2 0.1 Other manufacturing 0.8 0.8 0.7 0.7 0.6 - Packaging 0.9 0.8 0.8 0.8 0.9 0.7 Paper 0.1 0.1 0.1 0.1 0.2 0.1 Shoe stores 0.2 0.2 0.2 0.8 0.9 - Telecommunications 0.6 0.6 0.7 0.7 0.7 0.8 Transportation services 5.4 5.4 5.3 5.1 5.3 2.2 Other 0.1 0.2 0.2 0.2 0.1 1.0 Non-retail industries 18.0% 18.5% 18.9% 19.6% 20.2% 13.3 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

* Less than 0.1% (1) Includes rental revenue for all properties owned at June 30, 2017. Excludes rental revenue of $179 from sold properties. Geographic Diversification (dollars in thousands) 19 Q2 2017 Supplemental Operating & Financial Data Approximate Rental Revenue for Percentage of Number of Percent Leasable the Quarter Ended Rental State Properties Leased Square Feet June 30, 2017 (1) Revenue Alabama 160 98% 1,412,600 $ 5,584 1.9 % Alaska 3 67 275,900 194 0.1 Arizona 108 99 1,624,100 6,446 2.2 Arkansas 55 100 816,500 1,813 0.6 California 185 99 5,371,900 26,862 9.3 Colorado 81 100 1,236,100 4,468 1.6 Connecticut 22 100 521,000 2,543 0.9 Delaware 18 100 93,000 718 0.2 Florida 373 99 4,073,400 16,325 5.7 Georgia 250 98 3,759,900 12,409 4.3 Idaho 12 100 87,000 420 0.1 Illinois 235 99 5,621,500 17,529 6.1 Indiana 172 99 2,106,200 8,890 3.1 Iowa 42 93 2,978,500 4,435 1.5 Kansas 91 97 1,842,900 4,792 1.7 Kentucky 62 98 1,368,400 4,011 1.4 Louisiana 97 97 1,340,800 4,112 1.4 Maine 15 100 174,700 1,121 0.4 Maryland 35 94 859,000 4,354 1.5 Massachusetts 81 98 770,600 3,818 1.3 Michigan 163 98 1,689,000 6,334 2.2 Minnesota 160 99 1,978,900 9,762 3.4 Mississippi 144 94 1,654,800 4,643 1.6 Missouri 142 98 2,875,900 8,861 3.1 Montana 11 100 87,000 509 0.2 Nebraska 38 100 806,500 2,182 0.8 Nevada 22 95 413,000 1,304 0.5 New Hampshire 19 100 315,800 1,490 0.5 New Jersey 71 99 834,400 4,700 1.6 New Mexico 31 100 348,500 994 0.3 New York 95 100 2,545,500 13,061 4.5 North Carolina 175 99 2,382,600 7,743 2.7 North Dakota 6 100 115,400 211 0.1 Ohio 248 99 6,579,900 14,967 5.2 Oklahoma 133 98 1,651,700 4,623 1.6 Oregon 28 100 593,300 2,299 0.8 Pennsylvania 166 99 1,944,000 8,208 2.9 Rhode Island 4 100 161,600 839 0.3 South Carolina 157 99 1,419,200 6,436 2.2 South Dakota 15 100 195,200 409 0.1 Tennessee 225 97 3,333,100 8,887 3.1 Texas 493 99 9,287,800 26,659 9.3 Utah 22 100 970,600 2,265 0.8 Vermont 5 100 98,000 486 0.2 Virginia 169 97 3,114,700 8,239 2.9 Washington 43 98 733,400 2,742 1.0 West Virginia 16 100 381,200 1,106 0.4 Wisconsin 120 100 2,415,100 6,628 2.3 Wyoming 6 100 54,700 290 0.1 Puerto Rico 4 100 28,300 149 * Totals\Average 5,028 98% 85,343,100 $ 287,870 100.0%

Property Type Composition (dollars in thousands) 20 Q2 2017 Supplemental Operating & Financial Data (1) Includes rental revenue for all properties owned at June 30, 2017. Excludes rental revenue of $179 from sold properties. (2) Refer to footnote 2 on page 16 for our definition of investment grade tenants. Number of Properties Approximate Leasable Square Feet Rental Revenue for the Quarter Ended Percentage of Rental Revenue for the Quarter Ended Percentage of Annualized Revenue from Investment Grade Tenants Property Type June 30, 2017 (1) June 30, 2017 (2) Retail 4,856 57,167,500 $ 229,490 79.7% 39.4 % Industrial 113 24,587,900 36,903 12.8 80.2 Office 44 3,403,200 14,966 5.2 90.9 Agriculture 15 184,500 6,511 2.3 - Totals 5,028 85,343,100 $ 287,870 100.0 % Retail 79.7% Industrial 12.8% Office 5.2% Agriculture 2.3%

Top 3 Industries Contributing to the Change Quarter ended Quarter ended Net % Change Industry June 30, 2017 June 30, 2016 Change by Industry Health and Fitness $ 20,546 $ 20,257 $ 289 29.2 % Automotive Tire Services 7,560 7,370 190 19.2 % Restaurants – Quick Service 10,986 10,826 160 16.2 % Second Quarter 2017 Same Store Rental Revenue (dollars in thousands) 21 Q2 2017 Supplemental Operating & Financial Data Same Store Pool Defined For purposes of determining the properties used to calculate our same store rental revenue pool, we include all properties that we owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Rental revenue amounts presented in our same store rent calculation exclude straight-line rent and the amortization of above and below-market leases. Same Store Rental Revenue Number of Properties 4,302 Square Footage 72,795,223 Q2 2017 $246,908 Q2 2016 $245,921 Increase (in dollars) $987 Increase (percent) 0.4% Same Store Rental Revenue Number of Properties 4,302 Square Footage 72,795,223 YTD Q2 2017 $496,455 YTD Q2 2016 $491,367 Increase (in dollars) $5,088 Increase (percent) 1.0% Top 3 Industries Contributing to the Change Six months ended Six months ended Net % Change Industry June 30, 2017 June 30, 2016 Change by Industry Health and Fitness $ 41,042 $ 40,503 $ 539 10.6 % Child Care 10,066 9,585 481 9.5 % Grocery Stores 14,882 14,444 438 8.6 % Year-to-Date 2017

Same Store Rental Revenue (Cont’d)(dollars in thousands) 22 Q2 2017 Supplemental Operating & Financial Data Same Store Rental Revenue by Property Type Second Quarter 2017 Quarter ended Quarter ended Net % Change by Contribution by Property Type June 30, 2017 June 30, 2016 Change Property Type Property Type Retail $ 194,455 $ 194,213 $ 242 0.1% 24.6% Industrial 32,465 31,977 488 1.5% 49.3% Office 14,581 14,391 190 1.3% 19.3% Agriculture 5,407 5,340 67 1.3% 6.8% Total $ 246,908 $ 245,921 $ 987 0.4% 100% Year-to-Date 2017 Six months ended Six months ended Net % Change by Contribution by Property Type June 30, 2017 June 30, 2016 Change Property Type Property Type Retail $ 391,508 $ 387,833 $ 3,675 0.9% 72.3% Industrial 65,067 64,064 1,003 1.6% 19.7% Office 29,066 28,790 276 1.0% 5.4% Agriculture 10,814 10,680 134 1.2% 2.6% Total $ 496,455 $ 491,367 $ 5,088 1.0% 100%

By Property Occupied Properties 4,952 Total Properties 5,028 Occupancy 98.5% By Square Footage Occupied Square Footage 84,562,815 Total Square Footage 85,343,147 Occupancy 99.1% By Rental Revenue (Economic Occupancy) Quarterly Rental Revenue $ 284,819,527 Quarterly Vacant Rental Revenue $ 2,635,583 (1) Occupancy 99.1% (1) Based on contractual monthly rents received immediately preceding the date of vacancy. Change in Occupancy Vacant Properties at 3/31/17 83 Expiration Activity (1) + 58 Leasing Activity (2) - 53 Vacant Property Sales Activity (3) - 12 Vacant Properties at 6/30/17 76 (1) Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the current quarter. (2) Includes 45 expirations that were re-leased to the same tenants without vacancy, two that were re-leased to a new tenant without vacancy, and six that were re-leased to a new tenant after a period of vacancy. See page 24 for additional detail on re-leasing activity. (3) Includes 10 properties that were vacant at the beginning of the quarter. Occupancy 23 Q2 2017 Supplemental Operating & Financial Data Occupancy by Number of Properties 98.2% 98.3% 98.4% 97.8% 98.0% 98.3% 98.3% 98.3% 98.5% 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017

Allocation Based on Number of Leases Leasing Activity (dollars in thousands) 24 Q2 2017 Supplemental Operating & Financial Data (1) Incremental yield reflects the yield generated by capital commitments made at the time of re-lease, and is calculated as the incremental cash rents divided by additional invested capital. Incremental cash rents are calculated by subtracting prior rents, or management’s estimate of rents to be paid for unimproved space, from the contractual cash rents for the first twelve months following rent commencement. Q2 2017 Re-leased to New Tenant Re-leased to Without After a Period Re-leasing Totals Same Tenant Vacancy of Vacancy Prior Cash Rents $ 7,694 $ 481 $ 1,273 $ 9,448 New Cash Rents* $ 9,161 $ 511 $ 1,020 $ 10,692 Recapture Rate 119.1% 106.2% 80.1% 113.2 % Number of Leases 45 2 6 53 Average Months Vacant - - 10.0 1.1 Additional Invested Capital $ 16,479 $ 575 $ 2,565 $ 19,619 Incremental Yield(1) 7.4% 5.2% 8.1% 7.4% *Percentage of Total Annualized Portfolio Rental Revenue: 0.9 % Year-to-Date 2017 Re-leased to New Tenant Re-leased to Without After a Period Re-leasing Totals Same Tenant Vacancy of Vacancy Prior Cash Rents $ 14,859 $ 481 $ 1,839 $ 17,179 New Cash Rents* $ 16,917 $ 511 $ 1,271 $ 18,699 Recapture Rate 113.8% 106.2% 69.1% 108.8 % Number of Leases 91 2 9 102 Average Months Vacant - - 12.3 1.1 Additional Invested Capital $ 18,959 $ 575 $ 2,743 $ 22,277 Incremental Yield(1) 7.9% 5.2% 7.3% 7.7% *Percentage of Total Annualized Portfolio Rental Revenue: 1.6% 85% 15% Same Tenant New Tenant 89% 11% Same Tenant New Tenant

25 * Less than 0.1% (1) This table sets forth the timing of remaining lease term expirations on our 4,925 net leased, single-tenant properties as of June 30, 2017 and their contribution to rental revenue for the quarter ended June 30, 2017. Excludes 28 multi-tenant properties and 76 vacant properties, including one property that is both vacant and multi-tenant. The lease expirations for properties under construction are based on the estimated completion date of those properties. (2) Excludes revenue of $5,306 from 28 multi-tenant properties and from 76 vacant properties at June 30, 2017, and $179 from sold properties. Our leased, single-tenant properties have a weighted average remaining lease term of 9.6 years. Expirations (dollars in thousands) Q2 2017 Supplemental Operating & Financial Data Total Portfolio (1) Approx. % of Expiring Leases Leasable Rental Rental Year Retail Non-Retail Sq. Feet Revenue (2) Revenue 2017 72 2 1,163,600 $ 2,354 0.8% 2018 266 6 2,904,900 9,050 3.2 2019 262 10 3,906,000 13,596 4.8 2020 209 10 4,086,400 12,927 4.6 2021 294 12 5,342,800 15,198 5.4 2022 331 17 8,547,900 18,148 6.4 2023 393 20 6,783,200 23,228 8.2 2024 200 12 4,493,300 12,618 4.5 2025 327 14 5,277,400 20,238 7.2 2026 319 5 4,593,800 15,545 5.5 2027 528 4 5,967,500 20,601 7.3 2028 295 8 6,737,700 17,675 6.3 2029 402 7 7,559,300 21,226 7.5 2030 84 13 2,541,700 14,495 5.1 2031 274 25 5,333,000 23,979 8.5 2032-2043 499 5 8,006,700 41,686 14.7 Totals 4,755 170 83,245,200 $ 282,564 100%

26 We estimate FFO per share for 2017 of $2.96 to $3.01. We estimate AFFO per share for 2017 of $3.03 to $3.07, an increase of 5.2% to 6.6% over 2016 AFFO per share of $2.88. Summarized below are approximate estimates of the key components of the company’s 2017 earnings guidance: Earnings Guidance Q2 2017 Supplemental Operating & Financial Data Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, continued volatility and uncertainty in the credit markets and broader financial markets, property acquisitions and the timing of these acquisitions, charges for property impairments, and the outcome of any legal proceedings to which the company is a party, as described in the company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this Supplemental Operating & Financial Data. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made. (1) Excludes tenant reimbursement revenue. 2017 Guidance Net income per share $1.15 to $1.20 Real estate depreciation and impairments per share $1.88 Gains on sales of properties per share ($0.07) FFO per share $2.96 to $3.01 AFFO per share $3.03 to $3.07 Same store rent growth 1.0% Occupancy 98% G&A expenses (% of revenues) (1) 5.0% Property expenses (non-reimbursable) (% of revenues) (1) 1.5% to 2.0% Acquisition volume $1.5 billion Disposition volume $75 to $100 million

27 Q2 2017 Supplemental Operating & Financial Data Realty Income Corporation is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income Corporation or its management. Realty Income Corporation does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts. Analyst Coverage Equity Research Baird RJ Milligan rjmilligan@rwbaird.com (813) 273-8252 William Harman wharman@rwbaird.com (414) 298-2337 Bank of America Merrill Lynch Joshua Dennerlein joshua.dennerlein@baml.com (646) 855-1681 BTIG Michael Gorman mgorman@btig.com (212) 738-6138 James Sullivan jsullivan@btig.com (212) 738-6139 Canaccord Genuity Ryan Meliker rmeliker@canaccordgenuity.com (212) 389-8094 Peter Abramowitz pabramowitz@canaccordgenuity.com (212) 389-8053 Capital One Chris Lucas christopher.lucas@capitalone.com (571) 633-8151 Citigroup Michael Bilerman michael.bilerman@citi.com (212) 816-1383 Nicholas Joseph nicholas.joseph@citi.com (212) 816-1909 John Ellwanger john.ellwanger@citi.com (212) 816-5871 D.A. Davidson Barry Oxford boxford@dadco.com (212) 240-9871 James O. Lykins jlykins@dadco.com (212) 576-1845 Edward Jones Roy Shepard royal.shepard@edwardjones.com (314) 515-3510 FBR David Corak dcorak@fbr.com (703) 312-1610 Matt Boone mboone@fbr.com (703) 312-1848 Goldman Sachs Andrew Rosivach andrew.rosivach@gs.com (212) 902-2796 Caitlin Burrows caitlin.burrows@gs.com (212) 902-4736 Green Street Michael Knott mknott@greenstreetadvisors.com (949) 640-8780 Andrew Suh asuh@greenstreetadvisors.com (949) 640-8780 Janney Montgomery Scott Robert Stevenson robstevenson@janney.com (646) 840-3217 Venkat Kommineni vkommineni@janney.com (646) 840-3219 Hersh Shintre hshintre@janney.com (646) 840-3201 J.P. Morgan Anthony Paolone anthony.paolone@jpmorgan.com (212) 622-6682 Gene Nusinzon gene.nusinzon@jpmorgan.com (212) 622-1041 Ladenburg Thalmann Daniel Donlan ddonlan@ladenburg.com (212) 409-2056 John Massocca jmassocca@ladenburg.com (212) 409-2543 Mitsubishi UFJ Securities (USA), Inc. Karin Ford kford@us.sc.mufg.jp (212) 405-7349 Mizuho Securities USA, Inc. Haendel St. Juste haendel.st.juste@us.mizuho-sc.com (212) 205-7860 Jieren Huang jieren.huang@us.mizuho-sc.com (212) 205-7862 Morgan Stanley Vikram Malhotra vikram.malhotra@morganstanley.com (212) 761-7064 Raymond James Collin Mings collin.mings@raymondjames.com (727) 567-2585 Paul Puryear paul.puryear@raymondjames.com (727) 567-2253 Daniel Mannix daniel.mannix@raymondjames.com (727) 567-2619 RBC Capital Markets Michael Carroll michael.carroll@rbccm.com (440) 715-2649 Stifel Simon Yarmak yarmaks@stifel.com (443) 224-1345 Alexander Fraser frasera@stifel.com (443) 224-1264 UBS Nick Yulico nick.yulico@ubs.com (212) 713-3402 Frank Lee frank-a.lee@ubs.com (415) 352-5679 Wells Fargo Todd Stender todd.stender@wellsfargo.com (562) 637-1371 Philip DeFelice philip.defelice@wellsfargo.com (443) 263-6442 Jason Belcher jason.belcher@wellsfargo.com (443) 462-7354